UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 21, 2026

GE HEALTHCARE TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41528	88-2515116
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 W. Monroe Street, Chicago, IL		60661
(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number, including area code) (833) 735-1139

______________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	GEHC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act.	☐

Item 2.02 Results of Operation and Financial Condition

On July 23, 2026, GE HealthCare Technologies Inc. (“GE HealthCare”) issued a press release announcing preliminary unaudited revenue and earnings per share (“EPS”) results for second quarter 2026. A copy of this press release is furnished as Exhibit 99 to this Current Report on Form 8-K.

The information furnished pursuant to Item 2.02, including Exhibit 99, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of GE HealthCare under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 5.02 Departure of Directors or Certain Officers

On July 21, 2026, James K. (Jay) Saccaro notified GE HealthCare that he will resign as Chief Financial Officer for a role outside of the medical technology industry. Mr. Saccaro’s last day at GE HealthCare will be August 14, 2026.

On July 23, 2026, GE HealthCare named George Newcomb, Controller and Chief Accounting Officer, as interim Chief Financial Officer, effective August 14, 2026. Mr. Newcomb will continue to serve as Controller and Chief Accounting Officer. GE HealthCare has commenced a search for a permanent successor.

Mr. Newcomb, age 59, served as the Controller of the healthcare business of General Electric Company (“GE”) beginning in February 2016 and was named as Controller and Chief Accounting Officer of GE HealthCare in January 2023 in connection with the spin-off of GE HealthCare from GE. From 1996 through February 2016, he held a variety of finance leadership roles at GE Capital, including Capital Planning and Finance Readiness Leader of GE Capital Americas (“GECA”), Controller of GECA, and Chief Financial Officer roles at Bank BPH, GE Capital Equipment Finance, and GE Capital Healthcare Financial Services. Prior to GE Capital, he was a Senior Tax Manager at Arthur Andersen.

There are no changes to the compensation arrangements for Mr. Newcomb in connection with becoming interim Chief Financial Officer. There are no transactions between Mr. Newcomb and GE HealthCare that would be reportable under Item 404(a) of Regulation S-K.

A copy of the press release announcing these changes is furnished as Exhibit 99 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
99	Press release of GE HealthCare Technologies Inc., dated July 23, 2026.
104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GE HealthCare Technologies Inc.
(Registrant)

Date: July 23, 2026	/s/ George A. Newcomb
George A. Newcomb, Controller & Chief Accounting Officer (authorized signatory)